1Your Future, Our Purpose | BGSF.COM Investor Presentation Spring 2026 BG Staffing elevates the property management experience through staffing and strategies for multifamily and commercial markets

2Your Future, Our Purpose | BGSF.COM Forward-Looking Statements The forward-looking statements in this presentation are made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements may include, but are not limited to, statements regarding our future financial performance and the expectations and objectives of our board or management. The Company’s actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including those listed in Item 1A of the Company’s Annual Report on Form 10-K and in the Company’s other filings and reports with the Securities and Exchange Commission. All of the risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this presentation , the words “allows,” “believes,” “plans,” “expects,” “estimates,” “should,” “would,” “may,” “might,” “forward,” “will,” “intends,” “continue,” “outlook,” “temporarily,” “progressing,” and “anticipates” and similar expressions as they relate to the Company, or its management are intended to identify forward-looking statements. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect the events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Although we have attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in the forward-looking statements, there may be other factors that cause results to differ from those anticipated. Forward-looking statements contained in this presentation, or made by us, are as of the date of the presentation and we disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, results or otherwise, except as required by applicable securities laws. This presentation also contains information about BGSF’s Adjusted EBITDA and Adjusted EPS, which are not derived in accordance with GAAP, to provide investors with a supplemental measure of our operating performance and which we believe are useful performance measures and are used by us to facilitate a comparison of our operating performance on a consistent basis from period-to-period and to provide for a more complete understanding of factors and trends affecting our business than measures under GAAP can provide alone. The definition of Adjusted EBITDA and Adjusted EPS are disclosed in BGSF’s Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

3Your Future, Our Purpose | BGSF.COM Company Snapshot 3 2023 National Apartment Association Supplier Company of the Year Winner PEOPLE | TECHNOLOGY | SCALE Clients appreciate our boots-on-the-ground visibility into local multifamily and commercial labor markets, with a blend of human expertise and AI-enabled automation 9,000+ clients nationwide $93M FY25 Revenues $2.2M FY25 Adj. EBITDA 60+ markets across the U.S. and Canada 2026 Individual Finalist Betsy Cunningham DEI Champion of the year Tara Gerbrich Supplier Salesperson of the Year 2025 Best Places for Working Parents

History of BGSF's Property Management Staffing

2007

Founded

BG Personnel plants roots in property management staffing.

2010-2023

Acquisition and Organic Expansion

Decades of expansion. Property Management - organic growth and Professional acquisitions. While deepening our hold on multifamily, in 2018 we added commercial real estate

2025

Strategic Transformation

The Professional segment is divested.

Standalone company sharpens its focus and emerges debt-free.

Go-to-Market Rebranding

A pure-play property management staffing company with a new brand, new growth initiatives, and a clear focus

2026

Product Expansion Roadmap

PropTech
Senior Living
University Housing
Concierge as a Service

BGSF

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BG Staffing At A Glance

Property Management Staffing – Multifamily and Commercial

$800M+
Total addressable market today

$1B
Projected market size in 2030

$500M
Incremental adjacency opportunity

Pure-Play
100% focused on property management

Debt-Free
Clean balance sheet post-divestiture

People
Boots-on-the-ground team with deep local market knowledge in multifamily and commercial real estate.

Technology
AI-Enabled and automated sourcing, matching and deployment workflows that compress time-to-fill without sacrificing quality.

Scale
National reach with local depth. One of only a handful of providers serving multifamily and commercial markets at a true national scale.

NAA Supplier Company of the Year
National Apartment Association – 2023 Excellence Award Winner

SIA Staffing 100 – North America
Recognized among the largest staffing firms in the US -2025

WHAT WE PLACE

- Leasing Agents
- Maintenance Techs
- Property Managers
- Groundskeepers

BGSF
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6Your Future, Our Purpose | BGSF.COM Positioned for Growth We made a bold move. The 2025 divestiture of our Professional segment wasn't a retreat. It was a sharpening. We exited debt-free, with a leaner operation and capital ready to deploy. This is what a company in control of its own story looks like. Our core market is $800M. Our opportunity is much bigger. Adjacent markets in PropTech, Senior Living, Student Housing, and Concierge as a Service represent an incremental $500M addressable opportunity. We're not guessing our way into these spaces. We're extending a proven model into markets that need exactly what we do. We know exactly where we're going. In 2025, we commissioned an independent study to pressure-test our customer experience, identify friction points, and map a modernization roadmap for our digital and service touchpoints. We didn't wait for a problem to surface. We went looking. That roadmap is now in motion. Speed is a feature. AI makes it possible. Property management runs on urgency. A vacant unit costs money. A short-staffed maintenance team costs reputation. BG Staffing uses AI-enabled automation across our recruiting, matching, and deployment workflows to compress the time between "we need someone" and "they start Monday." Human expertise sets the strategy. Technology executes it at scale. The market is growing. And we’re a national leader. The total addressable market for property management staffing is $800M today and projected to reach $1B by 2030. BG Staffing is a national leader. 35+ years of client relationships, 60+ markets, and 9,000+ clients nationwide aren't built overnight. They're a moat.

Built to Win in Property Management

Why clients choose us – and stay with us

Pure-Play Specialization

We focus on property management. It's all we do.

While generalist staffing firms dabble in our market, BG Staffing is built exclusively for multifamily and commercial real estate. Our recruiters know the roles, the culture, and the pace of this industry because it's all we do. Clients aren't training us, we're already fluent.

AI-Enabled Speed

From "we need someone" to "they start tomorrow"

AI-enabled sourcing and automated matching is embedded across our recruiting and deployment workflows. Purpose-built for property management roles — not adapted from a generic staffing platform. We move faster without trading quality for speed, and our technology gets sharper every placement we make.

National Scale, Local Depth

60+ markets, 9,000+ clients. Relationships that took decades to build.

Our footprint spans 60+ markets across the U.S. and Canada, but our competitive advantage is local. Our teams have boots-on-the-ground visibility into the local markets they serve. National reach without losing the local knowledge that makes placements stick.

A Market Built for Growth

$800M Today. $1B by 2030. And we're a national leader

Property management staffing is growing across every role category and every company size. We're not chasing the market; we're already embedded in it. The Yardi partnership, PropTech expansion, and adjacencies in senior and student housing extend our runway well beyond the core.

BGSF

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8Your Future, Our Purpose | BGSF.COM Competitive Landscape Investor Presentation 80-90M (10%) 270-280M (34%) 450-460M (56%) Source: Management data; L.E.K. interviews, research, and analysis Directional U.S. market share of property management staffing vendors (2025E) Millions of USD / percent Revenues

9Your Future, Our Purpose | BGSF.COM Value Proposition BG Staffing elevates the property management experience while empowering clients and candidates to envision and achieve the highest potential Combining People and Technology Accelerated Time to Fill Differentiated Staff Quality Client Partnership • AI-enabled sourcing and matching compresses time-to- placement without sacrificing fit • Purpose-built workflows for property management mean we move faster than generalist staffing firms • Candidates are screened and matched specifically for multifamily and commercial property roles • AI accelerates recruiting rigor, so speed and quality aren't a tradeoff • Dedicated account support with boots-on-the-ground visibility into local labor markets • Specialists who understand property management, not generalists who learned it last week

10Your Future, Our Purpose | BGSF.COM Enterprise accounts are the fastest-growing segment. They're also our deepest relationships. We service 66% of the top 100 Property Management companies in the USA and hold strategic agreements with over half of the top 10. Employment projections and market sizing data on this slide are sourced from an independent study conducted by L.E.K. Consulting on behalf of BGSF.

11Your Future, Our Purpose | BGSF.COM Leasing. Maintenance. Resident Operations. We place them all — and demand for every role is growing. Employment projections and market sizing data on this slide are sourced from an independent study conducted by L.E.K. Consulting on behalf of BGSF.

Here's what comes next...

PropTech Professional Services

The opportunity: Property management is rapidly adopting technology platforms — and someone has to staff and support them.

Status: Active — partnership with Yardi launched.

Student Housing

The opportunity: University housing is a $10B+ sector with high turnover, seasonal staffing demands, and virtually no specialized staffing solutions at scale.

Status: Expansion opportunity identified — in evaluation.

Senior Living

The opportunity: 10,000 Baby Boomers turn 65 every day. Senior living communities face the same staffing challenges as multifamily — and have no national staffing partner built specifically for them.

Status: Expansion opportunity identified — in evaluation.

Concierge as a Service

The opportunity: High-end residential and commercial properties are increasingly competing on resident experience. Concierge staffing is a premium, recurring revenue opportunity adjacent to our existing client base.

Status: In development.

Each of these represents an incremental addressable market. Together, they add $500M to our opportunity.

BGSF

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13Your Future, Our Purpose | BGSF.COM Seasoned, Proven Leadership Team …Where Culture Matters Kelly Brown Co-CEO and President of Property Keith Schroeder Co-CEO and Chief Financial Officer Andrew Hill SVP of Sales Operations Gilbert Hernando SVP of Talent Acquisition Melissa Phillips Chief Digital Officer Culture created to empower clients and candidates to envision and achieve their highest potential 60+ years of combined industry experience

14Your Future, Our Purpose | BGSF.COM Financials

15Your Future, Our Purpose | BGSF.COM Growth Investments Return Capital to Shareholders • Planned organic growth in core businesses and new adjacencies • Strategic partnerships in people and tech- enabled investments • $2/Share Special Dividend in 2025 • Board authorized (November 2025) up to $5 million for share buyback program $2.5M purchased to date • Paid off bank debt in 2025 • Healthy cash balance Stable Financial Position Capital Allocation Priorities

16Your Future, Our Purpose | BGSF.COM Quarterly Financial Results Investor Presentation * See reconciliation in Appendix ($ in millions, except share data) 2026 2025 Revenue 20.9$ 20.9$ Gross Profit 7.4$ 7.6$ Gross Profit Margin 35.4% 36.4% Contribution to Overhead* 1.9$ 2.5$ Contribution to Overhead % 9.1% 12.0% Adjusted EBITDA from Continuing Operations* (0.5)$ (1.0)$ Adjusted EBITDA Margin -2.6% -4.9% Adjusted Net Income per Share* 0.03$ 0.23$ Q1

17Your Future, Our Purpose | BGSF.COM Significantly Strengthened Balance Sheet $- $- $19.0 $18.9 $63.1 $46.3 $- $- $(38.2) $6.9 $29.1 $28.2 $(50.0) $(30.0) $(10.0) $10.0 $30.0 $50.0 $70.0 2023 2024 2025 Q1 2026 Cash & ST Investments O/S Borrowings WC

18Your Future, Our Purpose | BGSF.COM Historical Financial Performance Revenue ($ in millions) – GP and COH % * Trailing 12 months $125.1 $104.4 $93.3 $93.3 39.8% 36.8% 35.7% 35.6% 18.7% 13.2% 11.0% 10.4% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 $120 $140 2023 2024 2025 TTM Q1 26* Revenue GP % COH %

19Your Future, Our Purpose | BGSF.COM Appendix

20Your Future, Our Purpose | BGSF.COM Non-GAAP Reconciliation 3/29/2026 3/30/2025 Loss from continuing operations $ (1,389) $ (2,329) Income tax benefit (168) (589) Interest expense (income), net 4 1,146 Operating loss (1,553) (1,772) Depreciation and amortization 158 329 Share-based compensation 230 168 Strategic alternatives review 483 21 Software as a service 141 141 Aged receivable adjustment - 90 Adjusted EBITDA from continuing operations (541) (1,023) Adjusted EBITDA Margin (% of revenue) -2.6% -4.9% Gain (loss) on sale 918 - Income from discontinued operations - 1,607 Adjustments to discontinued operations - 1,864 Adjusted EBITDA from discontinued operations - 3,471 Adjusted EBITDA, net $ 377 $ 2,448 Thirteen Weeks Ended Reconciliation of Net (Loss) Income to Adjusted EBITDA (dollars in thousands)

21Your Future, Our Purpose | BGSF.COM Non-GAAP Reconciliation 3/29/2026 3/30/2025 Loss from continuing operations per diluted share $ (0.13) $ (0.21) Income tax benefit (0.02) (0.05) Interest expense (income), net 0.00 0.10 Operating loss (0.15) (0.16) Depreciation and amortization 0.01 0.03 Share-based compensation 0.02 0.02 Strategic alternatives review 0.05 0.00 Software as a service1 0.01 0.01 Aged receivable adjustment - 0.01 Adjusted EPS from continuing operations (0.06) (0.09) Gain (loss) on sale 0.09 - Adjusted EPS from discontinued operations - 0.32 Adjusted EPS $ 0.03 $ 0.23 Thirteen Weeks Ended Reconciliation of Net (Loss) Income EPS to Adjusted EPS